UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 8, 2019

VolitionRx Limited

(Exact name of registrant as specified in its charter)

Delaware	001-36833	91-1949078
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1 Scotts Road #24-05 Shaw Centre Singapore 228208
(Address of principal executive offices and Zip Code)
+1 (646) 650-1351
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                   Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

VOLITIONRX LIMITED

Form 8-K

Current Report

Item 5.08Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01Other Events

VolitionRx Limited (the “Company”) will hold its 2019 annual meeting of stockholders (the “2019 Annual Meeting”) on Friday, June 14, 2019. Because the date of the 2019 Annual Meeting has advanced by more than 30 days from the anniversary date of the Company’s 2018 annual meeting of stockholders (the “2018 Annual Meeting”), in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change. The exact time and location of the 2019 Annual Meeting will be specified in the Company’s proxy statement for the 2019 Annual Meeting.

Because the date of the 2019 Annual Meeting has been changed by more than 30 days from the anniversary of the 2018 Annual Meeting, a new deadline has been set for submission of proposals by stockholders intended to be included in the Company’s proxy statement for the 2019 Annual Meeting. In order for a proposal under Rule 14a-8 under the Exchange Act to be considered timely, such proposal must be received at the Company’s principal executive offices at 1 Scotts Road, #24-05 Shaw Centre, Singapore 228208 and be directed to the attention of the Secretary by March 8, 2019, which the Company believes is a reasonable time before the Company begins to print and send its proxy materials. All such proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the Company’s proxy statement for the 2019 Annual Meeting.

In addition, the Company’s Amended and Restated Bylaws (the “Bylaws”) require a stockholder to give advance notice of any proposal to conduct business, or to present a nomination of one or more candidates for election to the Board of Directors, that the stockholder wishes to bring before a meeting of the Company’s stockholders.  Because the date of the 2019 Annual Meeting has been changed by more than 30 days from the anniversary of the 2018 Annual Meeting, written notice of any proposed business or nomination must be received by the Company’s Secretary at the Company’s principal executive offices, at 1 Scotts Road, #24-05 Shaw Centre, Singapore 228208, no earlier than 120 days prior to the date of the 2019 Annual Meeting (in other words, no earlier than February 14, 2019) and no later than the later of (i) 90 days before the 2019 Annual Meeting or (ii) 10 days after public announcement of the date of the 2019 Annual Meeting is first made (in other words, no later than March 16, 2019).  Any notice of proposed business or nomination must comply with the specific requirements set forth in the Company’s Bylaws in order to be considered at the 2019 Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED

Date:  February 8, 2019By: /s/ Cameron Reynolds

Cameron Reynolds

Chief Executive Officer & President